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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-55450), pertaining to the 1997 Stock Plan and the 1999 Employee Stock Purchase Plan of Symyx Technologies, Inc., of our report dated January 25, 2001 included in this Annual Report on Form 10-K for the year ended December 31, 2000.


                                            /s/ Ernst & Young LLP


Palo Alto, California

March 22, 2001